Acquisitions and Sale of Businesses Fair Value of Consideration Transferred (Details) (USD $) Share data in Millions, except Per Share data, unless otherwise specified	Nov. 30, 2012
Business Acquisition [Line Items]
Cooper Shares	163.6
Cooper Shares Issued Pursuant to Conversion of Stock Options and Share Units under Cooper equity-based compensation plans	1.8
Total Cooper shares and shares equivalents prior to transaction	165.4
Exchange ratio per share	$ 0.77479
Total Parent Shares Issued	128.1
Weighted average of shares	$ 51.91
Eaton Share consideration value for purchase of Cooper	6,649,000,000
Cash paid for Cooper shares	6,474,000,000
Total cash consideration paid for equity-based compensation plans at fair value	69,000,000
Purchase price of Cooper	13,192,000,000
Cooper shareholders receipt of cash per ordinary share of Cooper Industries plc	$ 39.15